SUPPLEMENT DATED JUNE 23, 2025

TO THE PACIFIC SELECT FUND SUMMARY PROSPECTUS DATED MAY 1, 2025

FOR PSF AVANTIS BALANCED ALLOCATION PORTFOLIO

This supplement revises the Pacific Select Fund Summary Prospectus dated May 1, 2025 for PSF Avantis Balanced Allocation Portfolio (the “Prospectus”) and must be preceded or accompanied by the Prospectus. The changes within this supplement are currently in effect. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Risks subsection, under “Principal Risks from Holdings in Balanced Allocation Underlying Funds,” Tracking Error Risk is added after Passive Management Risk. The disclosure for this new risk is as follows:

•	Tracking Error Risk: Performance of a Balanced Allocation Underlying Fund that is a passively managed fund may vary from the performance of the index for which it seeks corresponding investment results due to imperfect correlation between the Balanced Allocation Underlying Fund’s investments and that index.